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Exhibit 23.4

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        We hereby consent to the use in this Amendment No. 5 to the Registration Statement on Form S-1 of our report dated May 17, 2002 relating to the financial statements of Ironside Technologies, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

San Jose, California
February 25, 2005

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  Exhibit 23.4
CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS